THE ENTERPRISE GROUP OF FUNDS, INC.

SUPPLEMENT DATED OCTOBER 1, 2004 TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 2004,
AS AMENDED JUNE 14, 2004, AND AUGUST 24, 2004

This Supplement updates certain information contained in the Statement of Additional Information dated May 3, 2004, as amended June 14, 2004, and August 24, 2004, of The Enterprise Group of Funds, Inc. (the "Corporation"). You may obtain an additional copy of the Statement of Additional Information ("SAI"), free of charge, by writing to the Corporation at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. You should read this Supplement in conjunction with the SAI and the applicable Prospectus and retain it for future reference.

The information provided below updates information regarding the Enterprise Money Market Fund ("Money Market Fund").

Information Regarding Enterprise Money Market Fund

Effective October 1, 2004, AXA Equitable Life Insurance Company ("Equitable") serves as the investment advisor for the Money Market Fund, replacing Enterprise Capital Management, Inc., and J.P. Morgan Investment Management Inc. ("J.P. Morgan") serves as the Fund Manager to the Money Market Fund.

Accordingly, information regarding the Fund Managers for the Corporation appearing in the SAI under the heading "Fund Manager Arrangements" should reflect the following:

							    Fee Paid by the Advisor to the
			   Name and Control Persons		  Fund Manager as a
Percentage of
Fund		      Of the Fund Manager		      Average Daily Net
Assets

    Money Market Fund	  J.P. Morgan Investment		 0.045% for assets
under management
  Management, Inc. is an indirect	 up to and including $1
billion and
  wholly owned subsidiary of 	 0.0425% thereafter.
  JPMorgan Chase & Co.

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